MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account

Supplement Dated August 24, 2022

to the

Prospectus, Summary Prospectus for New Investors and Updating Summary Prospectus

for

Individual Flexible Premium Deferred Variable Annuity Certificate

(Dated May 1, 2022)

This Supplement provides information regarding the individual flexible premium deferred variable annuity certificate (“Certificate”) prospectus, summary prospectus for new investors and updating summary prospectus.  Please read this Supplement carefully and retain it with your Certificate prospectuses for future reference.

The following changes relate to “APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE”, found at pages A-1-A-13 in the prospectus, updating summary prospectus, and summary prospectus for new investors.

The existing entries for American Century Investments – VP Mid Cap Value Fund and American Century Investments – VP Ultra® Fund are deleted and replaced with the following:

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses Ratio*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Long-term capital growth with income as a secondary objective	American Century Investments VP Mid Cap Value Fund—Class 1 Adviser: American Century Investment Management, Inc.	0.85%	23.20%	9.41%	12.82%
Long-term capital growth	American Century Investments VP Ultra® Fund—Class 1 Adviser: American Century Investment Management, Inc.	0.76%*	23.16%	27.02%	20.21%

* These Investment Options and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

Effective September 1, 2022, the existing entry for T. Rowe Price Equity Series, Inc - Moderate Allocation Portfolio is deleted and replaced with the following:

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses Ratio*	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Highest total return over time consistent with an emphasis on both capital appreciation and income	T. Rowe Price Equity Series, Inc Moderate Allocation Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Hong Kong Limited, T. Rowe Price Investment Management, Inc. and T. Rowe Price International Ltd	0.85%*	10.06%	10.98%	9.85%

* These Investment Options and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

*  *  *  *  *

If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.